SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 24, 2001
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                Date of Report (Date of earliest event reported)


                     UTG Communications International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       0-28579                13-3695294
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(State or Other Jurisdiction of       Commission File        (I.R.S. Employer
Incorporation or Organization)             Number            Identification No.)


LIMMATTALATRASSE 10, GEROLDSWIL, SWITZERLAND                    8954
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(Address of Principal Executive Offices)                      (Zip Code)


                                01141-1-749-3103
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               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)



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Item 4- Changes in Registrant's Certifying Accountant

(a)   Dismissal of Merdinger, Fruchter, Rosen & Corso, P.C.

(i) On August 22, 2001, UTG Communications International, Inc., dismissed Merdinger, Fruchter, Rosen & Corso, P.C. as its independent public accountant.

(ii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company, and approved by the Board of Directors of the Company.

(iii) During UTG Communications International, Inc.'s two most recent fiscal years ended March 31, 2001, and interim period subsequent to March 31, 2001, there have been no disagreements with Merdinger, Fruchter, Rosen & Corso, P.C. on matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Merdinger, Fruchter, Rosen & Corso, P.C., would have caused Merdinger, Fruchter, Rosen & Corso, P.C. to make reference to such matter in connection with its report.

(iv) During UTG Communications International, Inc.'s two most recent fiscal years ended March 31, 2001, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1).

(v) Merdinger, Fruchter, Rosen & Corso, P.C.'s reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern paragraph in the 10-KSB filed on July 15, 2001.

      UTG Communications International, Inc. has furnished Merdinger, Fruchter, Rosen & Corso, P.C. with a copy of the foregoing disclosure and requested Merdinger, Fruchter, Rosen & Corso, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Merdinger, Fruchter, Rosen & Corso, P.C. to the Securities and Exchange Commission, dated August 22, 2001, is filed as Exhibit 16 hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      None
(b)      None
(c)      Exhibits
         16 Letter from Merdinger, Fruchter, Rosen & Corso, P.C. to the Securities and Exchange Commission, dated August 22, 2001.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

August 24, 2001

                                     UTG Communications International, Inc.

                                     By /s/ UELI ERNST
                                        ------------------------------------


                                     Name: Ueli Ernest
                                     Title:  President













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EXHIBIT  DESCRIPTION
NUMBER

16 Letter from Merdinger, Fruchter, Rosen & Corso, P.C. to the Securities and Exchange Commission, dated August 22, 2001.











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